UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACTS OF 1934

Date of Report (Date of earliest event reported):  April 6, 2004

TWEETER HOME ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24091 (Commission File Number)	04-3417513 (I.R.S. Employer Identification No.)

40 Pequot Way
Canton, Massachusetts 02021
(781) 830-3000
(Address, including zip code, of registrant’s principal executive offices and registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)	Exhibits.

99.1	Press Release dated April 6, 2004.

99.2	Corrected Press Release dated April 6, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 6, 2004, the registrant announced, in a press release, its sales results for the quarter ended March 31, 2004. In addition, on the same day, the registrant issued a correction of the original press release. Copies of the press releases issued by the registrant are filed herewith as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEETER HOME ENTERTAINMENT GROUP, INC.

DATED: April 7, 2004

By:	/s/ Joseph G. McGuire

Joseph G. McGuire
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 6, 2004
99.2	Corrected Press Release dated April 6, 2004